                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 3, 2004
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                    333-116820                          13-3416059
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(State or Other Jurisdiction               (Commission                        (IRS Employer
of Incorporation)                           File Number)                    Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street New York, New York                                                10080
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(Address of Principal Executive Offices)                                         (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.
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Item 8.01   Other Events.

Filing of Computational Materials
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         It is expected that during November 2004, a single series of certificates, expected to be titled Merrill Lynch Mortgage Trust 2004-BPC1,
Commercial Mortgage Pass-Through Certificates, Series 2004-BPC1 (the
"Certificates"), will be issued pursuant to a pooling and servicing agreement
(the "Pooling and Servicing Agreement"), to be entered into by and among Merrill
Lynch Mortgage Investors, Inc. (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-116820) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America
Securities LLC, PNC Capital Markets, Inc., IXIS Securities North America Inc.
(formerly known as Caisse Des Depots Securities Inc., doing business as CDC
Securities) and J.P. Morgan Securities Inc. pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute
"Computational Materials" (as defined in the no-action letter made available May
20, 1994 issued by the Division of Corporation Finance of the Securities and
Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation
I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation
and the no-action letter made available May 27, 1994 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association)
and/or "ABS Term Sheets" (as defined in the no-action letter made available
February 17, 1995 issued by the Division of Corporation Finance of the
Commission to the Public Securities Association).

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, among other things, with respect to any class or classes of Certificates, any of the following: yield;
average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the
Mortgage Loans; the proposed structure; decrement tables; or similar information
(tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on
Form SE dated November 8, 2004.

Section 9.        Financial Statements and Exhibits.
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Item 9.01.        Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

99.1              Certain materials constituting Computational Materials
                  prepared and disseminated in connection with the expected
                  sale of the Underwritten Certificates.*

*    Filed on November 8, 2004, under cover of Form SE pursuant to and under rule 311(j) of Regulation S-T.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 8, 2004

             MERRILL LYNCH MORTGAGE INVESTORS, INC.

             By: /s/ George Kok
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                   Name: George H. Kok
                   Title: Senior Vice President

                                  EXHIBIT INDEX
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                  The following exhibit is filed on Form SE dated November 8,
2004:

Exhibit No.
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99.1              Certain materials constituting Computational Materials
                  prepared and disseminated in connection with the expected
                  sale of the Underwritten Certificates.*

*    Filed on November 8, 2004, under cover of Form SE pursuant to and under rule 311(j) of Regulation S-T.